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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 27, 2003

                               TWINLAB CORPORATION

               (Exact Name of Registrant as Specified in Charter)


           Delaware                   0-21003                   11-3317986
           --------                   -------                   ----------

(State or Other Jurisdiction of   (Commission               (I.R.S. Employer
        Incorporation)             File Number)            Identification No.)

                          150 MOTOR PARKWAY, SUITE 210
                            HAUPPAUGE, NEW YORK 11788

                    (Address of Principal Executive Offices)
                              --------------------

                                 (631) 467-3140

              (Registrant's telephone number, including area code)

                              --------------------



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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

        On August 27, 2003, Twinlab Corporation (the "Company") announced that the Company obtained an extension of its Revolving Credit Facility through September 5, 2003. A copy of the Company's press release is attached as Exhibit
99.1 hereto and is incorporated herein by reference.

ITEM 7.           EXHIBITS

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

99.1 Press release of Twinlab Corporation dated August 27, 2003, announcing the extension of Revolving Credit Facility through September 5, 2003.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 27, 2003            TWINLAB CORPORATION
                                   (registrant)


                                    By:   /s/ Ross Blechman
                                         --------------------------------------
                                    Name: Ross Blechman
                                    Its:  Chairman of the Board,
                                          Chief Executive Officer and President




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